Exhibit 99.1

July 31, 2024

QuidelOrtho Reports Second Quarter 2024 Financial Results
— $100 million in annualized cost-savings initiatives will benefit second half 2024 and first half 2025 —
— Strong progress on business review and refocusing R&D investments on core growth areas —

Second quarter 2024 revenue was $637 million, as reported:
•Total recurring revenue1 grew 3% as reported and 5% in constant currency compared to the prior year period, excluding COVID-19 revenue and U.S. Donor Screening revenue

YTD 2024 revenue was $1.35 billion, as reported:
•Total recurring revenue1 grew 6% as reported and 7% in constant currency compared to the prior year period, excluding COVID-19 revenue, a one-time third-party collaboration settlement and U.S. Donor Screening revenue

SAN DIEGO, CA July 31, 2024 — QuidelOrtho Corporation (Nasdaq: QDEL) (the “Company” or “QuidelOrtho”), a global provider of innovative in-vitro diagnostic technologies designed for point-of-care settings, clinical labs, and transfusion medicine, today announced financial results for the second quarter ended June 30, 2024.

“During the second quarter we performed in line with our expectations across all segments and geographies while concurrently undertaking a significant review of our assets, operations, and opportunities for further company-wide savings,” said Brian J. Blaser, President and Chief Executive Officer, QuidelOrtho. “The findings of our internal review will serve as the foundation for our long-range plan to drive growth and improve margins, as well as focusing our R&D efforts and investments on the areas where we see the greatest opportunity and return.”

Second Quarter 2024

The Company reported total revenue for the second quarter of 2024 of $637 million, compared to $665 million in the prior year period. The decrease in total revenue was primarily due to lower COVID-19 revenue in the second quarter of
2024 compared to the prior year period. Foreign currency translation negatively impacted second quarter 2024 results by 100 basis points. GAAP diluted loss per share for the second quarter of 2024 was ($2.20), compared to diluted loss per share of ($0.80) in the prior year period.

GAAP operating loss for the second quarter of 2024 was ($118) million, compared to an operating loss of ($27) million in the prior year period, and GAAP operating margin was (18%) compared to (4%) in the prior year period. Second quarter 2024 results included $31 million in integration-related charges and a $57 million asset impairment charge related to long-term assets held for sale.

Adjusted diluted loss per share for the second quarter of 2024 was ($0.07), compared to adjusted diluted EPS of $0.26 in the prior year period. Adjusted EBITDA was $90 million, compared to $113 million in the prior year period. Adjusted EBITDA margin was 14%, compared to 17% in the prior year period. The year-over-year change in adjusted diluted EPS and adjusted EBITDA was primarily due to lower COVID-19 revenue.

1 Recurring revenue means revenues from sales of our assays, reagents, consumables and services, and excludes instruments.

Outlook and Near-Term Priorities

Blaser concluded, “During the second quarter, I had the opportunity to engage with many of our customers, employees, and investors, reinforcing my belief in QuidelOrtho’s long-term opportunity. We evaluated our business and made progress on aligning operating expenses with revenue expectations and focusing our R&D efforts on key priorities. As we enter the second half of the year, our strategic priorities remain clear: operate our business to provide exceptional customer satisfaction and patient care at the highest levels of quality and compliance; improve our cost structure, focus on the areas of our product portfolio with the highest growth potential and strengthen our position as a leading in-vitro diagnostic company.”

Conference Call Information

QuidelOrtho will hold a conference call beginning at 2:00 p.m. PDT / 5:00 p.m. EDT to discuss its financial results. Interested parties can access the call on the “Events & Presentations” section of the “Investor Relations” page of the Company’s website at https://ir.quidelortho.com. Presentation materials will also be posted to the “Events & Presentations” section of the “Investor Relations” page of the Company’s website at the time of the call. Those unable to access the webcast may join the call via phone by dialing 833-470-1428 (domestic) or +1 929-526-1599 (international) and entering Conference ID number 533267.

A replay of the conference call will be available shortly after the event on the “Investor Relations” page of the Company’s website under the “Events & Presentations” section.

About QuidelOrtho Corporation

QuidelOrtho Corporation (Nasdaq: QDEL) is a world leader in in-vitro diagnostics, developing and manufacturing intelligent solutions that transform data into understanding and action for more people in more places every day.

Offering industry-leading expertise in immunoassay and molecular testing, clinical chemistry, and transfusion medicine, bringing fast, accurate and reliable diagnostics when and where they are needed – from home to hospital, lab to clinic, so that patients, clinicians and health officials can spot trends sooner, respond quicker and chart the course ahead with accuracy and confidence.

Building upon its many years of groundbreaking innovation, QuidelOrtho continues to partner with customers across the healthcare continuum and around the globe to forge a new diagnostic frontier. One where insights and solutions know no bounds, expertise seamlessly connects and a more informed path is illuminated for each of us.
QuidelOrtho is advancing diagnostics to power a healthier future.

For more information, please visit www.quidelortho.com.
Source: QuidelOrtho Corporation

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are any statement contained herein that is not strictly historical, including, but not limited to, QuidelOrtho’s commercial, integration, transformation and other strategic goals, future financial condition and operating results, including results of cost savings initiatives, and other future plans, objectives, strategies, expectations and intentions. Without limiting the foregoing, the words “may,” “will,” “would,” “should,” “might,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” “continue” or similar words, expressions or the negative of such terms or other comparable terminology are intended to identify forward-looking statements. Such statements are based on the beliefs and expectations of QuidelOrtho’s management as of today and are subject to significant known and unknown risks and uncertainties. Actual results or outcomes may differ significantly from those set forth or implied in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth or implied in the forward-looking statements: supply chain, production, logistics, distribution and labor disruptions and challenges; the challenges and costs of integrating, restructuring and achieving anticipated synergies as a result of the business combination of Quidel Corporation and Ortho Clinical Diagnostics Holdings plc; and other macroeconomic, geopolitical, market, business, competitive and/or regulatory factors affecting the business of QuidelOrtho generally, including those discussed in QuidelOrtho’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent reports filed with the Securities and Exchange Commission (the “Commission”), including under Part I, Item 1A, “Risk Factors” of the Form 10-K. You should not rely on forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. All forward-looking statements are based on information currently available to QuidelOrtho and speak only as of the date hereof. QuidelOrtho undertakes no obligation to update any of the forward-looking information or time-sensitive information included in this press release, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release contains financial measures, including but not limited to “constant currency” revenue and revenue changes, “constant currency” recurring revenue and revenue changes, “constant currency, ex-COVID-19” revenue and revenue changes, “adjusted net (loss) income,” “adjusted diluted (loss) earnings per share,” “adjusted EBITDA” and “adjusted EBITDA margin,” which are considered non-GAAP financial measures under applicable rules and regulations of the Commission. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). “Constant currency” revenue and revenue changes, “constant currency”recurring revenue and revenue changes, “constant currency, ex-COVID-19” revenue and revenue changes, “adjusted net (loss) income,” “adjusted diluted (loss) earnings per share,” “adjusted EBITDA” and “adjusted EBITDA margin” eliminate impacts of certain non-cash, unusual or other items that the Company does not consider indicative of its ongoing operating performance, and the Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. The Company’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and reports filed with the Commission in their entirety. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this press release.

Investor Contact:
Juliet Cunningham
Vice President, Investor Relations
IR@quidelortho.com

Media Contact:
D. Nikki Wheeler
Senior Director, Corporate Communications
media@quidelortho.com

QuidelOrtho
Consolidated Statements of Operations
(Unaudited)
(In millions except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
Total revenues	$637.0	$665.1	$1,348.0	$1,511.2
Cost of sales, excluding amortization of intangibles	361.0	368.6	739.9	766.1
Selling, marketing and administrative	188.2	179.1	392.9	381.5
Research and development	56.3	62.4	115.5	124.2
Amortization of intangible assets	51.9	51.4	103.6	102.2
Integration related costs	30.9	24.2	53.5	53.9
Goodwill impairment charge	—	—	1,743.9	—
Asset impairment charge	56.9	0.5	56.9	1.0
Other operating expenses	9.3	5.8	17.3	9.6
Operating (loss) income	(117.5)	(26.9)	(1,875.5)	72.7
Interest expense, net	41.0	36.5	80.0	73.2
Other expense, net	4.4	1.0	6.3	3.9
Loss before income taxes	(162.9)	(64.4)	(1,961.8)	(4.4)
Benefit from income taxes	(15.2)	(11.2)	(108.1)	—
Net loss	$(147.7)	$(53.2)	$(1,853.7)	$(4.4)
Basic loss per share	$(2.20)	$(0.80)	$(27.67)	$(0.07)
Diluted loss per share	$(2.20)	$(0.80)	$(27.67)	$(0.07)
Weighted-average shares outstanding - basic	67.1	66.8	67.0	66.7
Weighted-average shares outstanding - diluted	67.1	66.8	67.0	66.7

QuidelOrtho
Condensed Consolidated Balance Sheets
(Unaudited)
(In millions)

	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$107.0	$118.9
Marketable securities	—	48.4
Accounts receivable, net	269.5	303.3
Inventories	602.0	577.8
Prepaid expenses and other current assets	310.0	262.1
Assets held for sale	52.8	—
Total current assets	1,341.3	1,310.5
Property, plant and equipment, net	1,326.7	1,443.8
Marketable securities	—	7.4
Right-of-use assets	177.2	169.6
Goodwill	732.5	2,492.0
Intangible assets, net	2,836.0	2,934.3
Deferred tax asset	24.7	25.9
Other assets	250.8	179.6
Total assets	$6,689.2	$8,563.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$237.4	$294.8
Accrued payroll and related expenses	86.0	84.8
Income tax payable	3.5	11.1
Current portion of borrowings	356.4	139.8
Other current liabilities	249.1	303.3
Total current liabilities	932.4	833.8
Operating lease liabilities	177.7	172.8
Long-term borrowings	2,207.2	2,274.8
Deferred tax liability	127.9	192.2
Other liabilities	70.5	83.6
Total liabilities	3,515.7	3,557.2
Total stockholders’ equity	3,173.5	5,005.9
Total liabilities and stockholders’ equity	$6,689.2	$8,563.1

QuidelOrtho
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In millions)

	Six Months Ended
	June 30, 2024	July 2, 2023
Cash (used for) provided by operating activities	$(98.6)	$158.3
Cash used for investing activities	(55.5)	(111.2)
Cash provided by (used for) financing activities	144.0	(159.3)
Effect of exchange rates on cash	(1.9)	(2.1)
Net decrease in cash, cash equivalents and restricted cash	(12.0)	(114.3)
Cash, cash equivalents and restricted cash at beginning of period	119.5	293.9
Cash, cash equivalents and restricted cash at end of period	$107.5	$179.6

Reconciliation to amounts within the consolidated balance sheets:
Cash and cash equivalents	$107.0	$178.6
Restricted cash in Other assets	0.5	1.0
Cash, cash equivalents and restricted cash	$107.5	$179.6

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Adjusted Net (Loss) Income
(In millions, except per share data; unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2024	Diluted EPS	July 2, 2023	Diluted EPS	June 30, 2024	Diluted EPS	July 2, 2023	Diluted EPS
Net loss	$(147.7)	$(2.20)	$(53.2)	$(0.80)	$(1,853.7)	$(27.67)	$(4.4)	$(0.07)
Adjustments:
Amortization of intangibles	51.9		51.4		103.6		102.2
Integration related costs	30.9		24.2		53.5		53.9
Goodwill impairment charge	—		—		1,743.9		—
Asset impairment charge	56.9		0.5		56.9		1.0
Incremental depreciation on PP&E fair value adjustment	9.1		8.5		18.2		17.1
Credit Agreement amendment fees	4.0		—		4.0		—
Amortization of deferred cloud computing implementation costs	3.0		1.5		5.9		3.1
EU medical device regulation transition costs	0.5		0.7		1.1		1.5
Non-cash interest expense for deferred consideration	—		0.1		—		0.7
Employee compensation charges	—		—		5.6		—
(Gain) loss on investments	(0.7)		0.2		—		0.2
Other adjustments	1.1		—		1.8		1.5
Income tax impact of adjustments	(11.2)		(15.2)		(112.6)		(37.3)
Discrete tax items	(2.6)		(1.3)		(3.2)		(1.1)
Adjusted net (loss) income	$(4.8)	$(0.07)	$17.4	$0.26	$25.0	$0.37	$138.4	$2.06
Weighted-average shares outstanding - diluted		67.1		67.2		67.3		67.2

QuidelOrtho
Reconciliation of Non-GAAP Financial Information - Adjusted EBITDA
(In millions, unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	July 2, 2023	June 30, 2024	July 2, 2023
Net loss	$(147.7)	$(53.2)	$(1,853.7)	$(4.4)
Depreciation and amortization	116.1	114.5	231.0	228.7
Interest expense, net	41.0	36.5	80.0	73.2
Benefit from income taxes	(15.2)	(11.2)	(108.1)	—
Integration related costs	30.9	24.2	53.5	53.9
Goodwill impairment charge	—	—	1,743.9	—
Asset impairment charge	56.9	0.5	56.9	1.0
Credit Agreement amendment fees	4.0	—	4.0	—
Amortization of deferred cloud computing implementation costs	3.0	1.5	5.9	3.1
EU medical device regulation transition costs	0.5	0.7	1.1	1.5
Employee compensation charges	—	—	5.6	—
Tax indemnification income	—	(0.4)	—	(0.1)
(Gain) loss on investments	(0.7)	0.2	—	0.2
Other adjustments	1.1	—	1.8	1.5
Adjusted EBITDA	$89.9	$113.3	$221.9	$358.6

QuidelOrtho
Revenues by Business Unit and Region
(In millions, unaudited)

	Three Months Ended
	June 30, 2024	July 2, 2023	% Change	Currency Impact	Constant Currency (a)
Respiratory revenues	$58.0	$89.0	(34.8)%	—%	(34.8)%
Non-Respiratory revenues	579.0	576.1	0.5%	(1.1)%	1.6%
Total revenues	$637.0	$665.1	(4.2)%	(0.9)%	(3.3)%

	Three Months Ended
	June 30, 2024	July 2, 2023	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
Labs	$354.2	$361.4	(2.0)%	(1.0)%	(1.0)%	(0.5)%	(0.5)%
Transfusion Medicine	161.3	163.3	(1.2)%	(1.7)%	0.5%	—%	0.5%
Point of Care	117.1	134.2	(12.7)%	0.1%	(12.8)%	(33.1)%	20.3%
Molecular Diagnostics	4.4	6.2	(29.0)%	0.4%	(29.4)%	(15.0)%	(14.4)%
Total revenues	$637.0	$665.1	(4.2)%	(0.9)%	(3.3)%	(5.8)%	2.5%

	Three Months Ended
	June 30, 2024	July 2, 2023	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
North America	$350.1	$378.8	(7.6)%	0.1%	(7.7)%	(9.7)%	2.0%
EMEA	81.1	80.6	0.6%	(0.4)%	1.0%	(0.7)%	1.7%
China	81.6	81.3	0.4%	(3.7)%	4.1%	—%	4.1%
Other	124.2	124.4	(0.2)%	(3.1)%	2.9%	(0.4)%	3.3%
Total revenues	$637.0	$665.1	(4.2)%	(0.9)%	(3.3)%	(5.8)%	2.5%
(a) The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each period. This additional non-GAAP financial information is not meant to be considered in isolation from or as a substitute for financial information prepared in accordance with GAAP.

	Six Months Ended
	June 30, 2024	July 2, 2023	% Change	Currency Impact	Constant Currency (a)
Respiratory revenues	$195.3	$354.6	(44.9)%	—%	(44.9)%
Non-Respiratory revenues	1,152.7	1,156.6	(0.3)%	(1.0)%	0.7%
Total revenues	$1,348.0	$1,511.2	(10.8)%	(0.7)%	(10.1)%

	Six Months Ended
	June 30, 2024	July 2, 2023	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
Labs (b)	$711.1	$732.1	(2.9)%	(0.9)%	(2.0)%	(0.6)%	(1.4)%
Transfusion Medicine	321.6	319.2	0.8%	(1.5)%	2.3%	—%	2.3%
Point of Care	303.7	442.3	(31.3)%	—%	(31.3)%	(61.0)%	29.7%
Molecular Diagnostics	11.6	17.6	(34.1)%	—%	(34.1)%	(35.9)%	1.8%
Total revenues (b)	$1,348.0	$1,511.2	(10.8)%	(0.7)%	(10.1)%	(14.3)%	4.2%

	Six Months Ended
	June 30, 2024	July 2, 2023	% Change	Currency Impact	Constant Currency (a)	Less: COVID-19 revenue impact	Constant Currency (a) ex COVID-19 Revenue
North America	$784.0	$961.6	(18.5)%	(0.2)%	(18.3)%	(21.8)%	3.5%
EMEA	165.9	161.9	2.5%	0.1%	2.4%	(1.4)%	3.8%
China	157.7	151.9	3.8%	(4.0)%	7.8%	—%	7.8%
Other	240.4	235.8	2.0%	(2.3)%	4.3%	(0.1)%	4.4%
Total revenues (b)	$1,348.0	$1,511.2	(10.8)%	(0.7)%	(10.1)%	(14.3)%	4.2%

(a) The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each period. This additional non-GAAP financial information is not meant to be considered in isolation from or as substitute for financial information prepared in accordance with GAAP.
(b) The six months ended July 2, 2023 includes an approximate $19 million settlement award from a third party related to one of the Company’s collaboration agreements.

QuidelOrtho
Revenues reconciliation to non-GAAP measures
(In millions, unaudited)

	Three Months Ended
	June 30, 2024	July 2, 2023	% Change	Currency Impact	Constant Currency (a)
Total revenues	$637.0	$665.1	(4.2)%	(0.9)%	(3.3)%
COVID-19 revenue	(18.9)	(55.9)
Instrument revenue	(35.0)	(43.0)
U.S. Donor Screening revenue	(32.3)	(33.9)
Total recurring revenue(b), ex-COVID-19 and U.S Donor Screening revenue	$550.8	$532.3	3.5%	(1.1)%	4.6%

	Six Months Ended
	June 30, 2024	July 2, 2023	% Change	Currency Impact	Constant Currency (a)
Total revenues	$1,348.0	$1,511.2	(10.8)%	(0.7)%	(10.1)%
COVID-19 revenue	(69.1)	(272.0)
Instrument revenue	(75.8)	(80.9)
U.S. Donor Screening revenue	(65.4)	(65.2)
One-time third-party settlement	—	(19.2)
Total recurring revenue(b), ex-COVID-19, U.S. Donor Screening revenue, and one-time third-party settlement	$1,137.7	$1,073.9	5.9%	(1.2)%	7.1%

(a) The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each period. This additional non-GAAP financial information is not meant to be considered in isolation from or as a substitute for financial information prepared in accordance with GAAP.
(b) Recurring revenue means revenues from sales of our assays, reagents, consumables and services, and excludes instruments.